UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East. Suite 506 Bala Cynwyd, Pennsylvania		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 10, 2020, Larimar Therapeutics, Inc. (the “Company”) announced its financial results and operational highlights for the third quarter ended September 30, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On November 10, 2020, the Company posted on its website an updated slide presentation, which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Representatives of the Company will use the presentation in various meetings with investors, analysts and other parties from time to time.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

99.1	Press Release issued by Larimar Therapeutics, Inc. on November 10, 2020*

99.2	Larimar Therapeutics, Inc. Corporate Presentation, dated November 10, 2020*

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Larimar Therapeutics, Inc.

By:	/s/ Carole S. Ben-Maimon, M.D.
Name:	Carole S. Ben-Maimon, M.D.
Title:	President and Chief Executive Officer

Date: November 10, 2020